LOAN AGREEMENT

                  This LOAN AGREEMENT is made and entered into this February 17, 2009, between Cornerstone Financial Corp., a New Jersey corporation (the "Borrower"), and Atlantic Central Bankers Bank, a Pennsylvania bank (the "Lender").

SECTION 1.        DEFINITIONS.

1.1. Defined Terms. As used herein the following terms shall have the meanings indicated unless the context otherwise requires:

                           "Agreement" means this agreement and any future amendments, modifications or supplements hereto.

                           "Bank" means Cornerstone Bank, a New Jersey chartered bank, and any successor thereto by merger or consolidation.

                           "Business Day" means a day other than a Saturday, a Sunday or a day on which banks located in Cumberland County, Pennsylvania are required or authorized to be closed by law, regulation or executive order.

                           "Closing Date" means the date of this Agreement.

                           "Code" means the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

                           "Collateral" shall have the meaning set forth in the
Pledge Agreement.

                           "Default" means any event specified in subsection 7.1 hereof, whether or not any requirement for notice or lapse of time or any other condition has been satisfied.

                           "Event of Default" means any event specified in subsection 7.1 hereof, provided that any requirement for notice or lapse of time or any other condition has been satisfied.

                           "Federal Reserve" means the Board of Governors of the
Federal Reserve.

                           "GAAP" means generally accepted accounting principles as in effect in the United States of America.

                           "Line of Credit Termination Date" means February 17,
2012.

                           "Loan" means all advances made under the Line of Credit as described in subsection 2.1 of this Agreement.

                           "Loan Account" means the account of Borrower on the books of Lender in which is recorded all advances under the Loan and the payments of principal and interest made by Borrower to Lender.


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                           "Loan Documents" means this Agreement, the Note, the
         Pledge Agreement, and all other documents executed and delivered by the Borrower or any other person to evidence, secure or assure payment of the Loan or any other obligation of the Borrower to the Lender, and any and all amendments or supplements to, restatements of or substitutions for any of the foregoing.

                           "Maturity Date" means February 17, 2012.

                           "Note" means the promissory note described in
subsection 2.2 of this Agreement.

                           "Pledge Agreement" means the stock pledge agreement dated even date herewith between the Borrower and the Lender.

                           "Proceeds" shall have the meaning provided in the Pennsylvania Uniform Commercial Code.

                           "Subordinated Debentures" means the $3,000,000 aggregate principal amount of subordinated indebtedness issued by the Bank in 2008.

                           "Subsidiary" means any corporation more than 50% of the shares of capital stock of which (except for directors' qualifying shares, if required by law) are at the time owned by the Borrower and/or one or more Subsidiaries.

1.2. Use of Defined Terms. All terms defined in this Agreement shall have such defined meanings when used in the Loan Documents and in any certificates, reports or other documents made or delivered pursuant to this Agreement, unless the context shall require otherwise.

SECTION 2.        AMOUNT AND TERMS OF LOAN.

2.1.     Line of Credit.

    (a) Subject to, and in accordance with, the terms and conditions of this Agreement, the Lender agrees to extend credit to the Borrower by making loans to it, from time to time during the period commencing on the Closing Date and ending on February 17, 2012 (the "Line of Credit Termination Date"), in an aggregate amount that shall not exceed $5,000,000.

    (b) Once an advance under the Loan has been repaid, the Borrower may not reborrow such amount. The Borrower shall notify the Lender orally or in writing of each proposed borrowing under the Loan not later than 3:00 P.M., Eastern Time on the day of such proposed borrowing.

    (c) Under the Loan, $500,000 will be reserved and advanced only to pay accrued interest on the outstanding principal balance of the Loan. Prior to the occurrence of an Event of Default, if (i) Borrower has failed to pay on or before the 15th day of a month the interest accrued on the Loan during the preceding month, or (ii) the Borrower requests in writing that the Lender do so, then the Lender shall advance an amount equal to the accrued and unpaid interest on the outstanding principal balance of the Loan. The Borrower irrevocably directs the Lender to make such advance by an entry on the records and books of the Lender and to credit the Borrower's account for such interest payment.

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2.2.     Line of Credit Note. On the date hereof, the Borrower shall execute and deliver to the Lender a promissory note of the Borrower, which shall evidence the Borrower's obligations to repay the principal of, interest on, and other amounts due in connection with the Line of Credit, and which shall:

    (a) be dated the Closing Date and be payable to the Lender's order in the principal amount of up to Five Million Dollars ($5,000,000);

    (b) bear interest on the unpaid principal amount of any funds advanced and outstanding under the Line of Credit from the dates of such advances at an annual rate equal to the greater of (i) a floating annual rate equal to the prime rate of interest charged by leading commercial banks as reported in the Wall Street Journal plus twenty-five basis points (0.25%), or (ii) four and one-quarter percent (4.25%);

    (c) be payable as to interest monthly commencing on April 1, 2009, and continuing on the first day of each month thereafter until payment in full of the unpaid principal amount of, and all accrued but unpaid interest thereon;

    (d) be payable in full as to the entire unpaid principal balance, all accrued interest and other sums due thereunder on the sooner of (i) the Maturity Date; or (ii) upon the occurrence of any Event of Default; and

    (e) be secured (and payment thereof shall be assured, as the case may be) by the Pledge Agreement.

2.3.     Loan Account. Lender shall record in the Loan Account, (i) the Loan,
         (ii) all payments made by Borrower on account of the Loan, including without limitation interest payments made pursuant to Section 2.1(c), and (iii) all other appropriate debits and credits. Each month Lender shall render to Borrower a statement setting forth the debit balance of the Loan Account as of the close of the preceding month, together with a statement of the amount of interest and other charges due Lender as of that time. Lender shall use reasonable efforts to issue each such statement at least fifteen days prior to the payment due date to which it pertains, by mail or email to the Borrower as so instructed thereby. Absent manifest error, each statement shall be considered correct and accepted by the Borrower and conclusively binding upon the Borrower unless the Borrower notifies Lender to the contrary in writing within thirty (30) days from the receipt of the statement.

2.4. Prepayments. The Borrower at any time and from time to time may voluntarily prepay the Loan, in whole or in part, without premium or penalty, upon notification to Lender of such prepayment not later than 10:00 A.M. Eastern Time on the date of prepayment.

2.5. Computation of Interest. Interest shall be calculated on the basis of a 360-day year for actual days elapsed.

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2.6.     Payments. All payments (including prepayments) by the Borrower hereunder shall be made at any office of Lender, or such other place or places as Lender may direct, prior to 3:00 P.M. on the date of payment, in lawful money of the United States of America, and in immediately available funds, and, when due or upon instruction from the Borrower, may be made by debit to the Borrower's general account with the Bank.

SECTION 3.        REPRESENTATIONS AND WARRANTIES.

                  In order to induce Lender to enter into this Agreement and to make the Loan, the Borrower represents and warrants to Lender that:

3.1. Organization and Qualification of Borrower. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification.

3.2. Organization and Qualification of Bank. The Bank is a New Jersey chartered bank duly organized, validly existing and in good standing under the laws of the State of New Jersey and is duly qualified and in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification.

3.3. Power and Authority. The Borrower has the corporate power and authority to execute, deliver and perform this Agreement, the Note, and the Pledge Agreement, to borrow under this Agreement and to create the collateral security interests provided in the Pledge Agreement. No consent of any other party (including stockholders of the Borrower) and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity or enforceability of such agreements.

3.4. Enforceability. This Agreement, the Note, and the Pledge Agreement constitute valid obligations of the Borrower, legally binding upon it and enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights.

3.5. Conflict with Other Instruments. The execution, delivery and performance of this Agreement, the Note, and the Pledge Agreement will not violate or contravene any provision of (i) any existing law or regulation or decree of any court, governmental authority, bureau or agency having jurisdiction over the Borrower or the Bank , (ii) the Certificate of Incorporation or Charter or By-Laws of the Borrower or the Bank, or (iii) any mortgage, indenture, security agreement, contract, undertaking or other agreement to which the Borrower or the Bank is a party or which purports to be binding upon it or any of its properties or assets, and will not result in the creation or imposition of any lien, charge, encumbrance on, or security interest in, any of its properties or assets pursuant to the provisions of any such mortgage, indenture, security agreement, contract, undertaking or other agreement, except for the security interest created by the Pledge Agreement.
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3.6. Litigation. There are no actions, suits or proceedings before any court or governmental department or agency (whether or not purportedly on behalf of the Borrower) pending or, to the knowledge of the Borrower, threatened (a) with respect to any of the transactions contemplated by this Agreement or (b) against or affecting the Borrower or the Bank or any of their respective properties which, if adversely determined, would have a material adverse effect upon the financial condition, business or operations of the Borrower or the Bank or the Borrower's ability to repay the Note.

3.7. Properties. The Borrower owns beneficially and of record all of the outstanding shares of capital stock of the Bank and has good and marketable title thereto, free and clear of any security interest, pledge, lien, charge, encumbrance of any nature whatsoever, except for the lien and security interest created by the Pledge Agreement

3.8. Default. The Borrower is not in default under any material existing agreement, and no Default hereunder has occurred and is continuing.

3.9. Taxes. The Borrower and the Bank have filed or caused to be filed all tax returns (including, without limitation, those relating to Federal and state income taxes) required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against either of them (other than those being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books). No tax liens have been filed against the property or assets of the Borrower or the Bank, and no claims are being asserted with respect to such taxes which, if adversely determined, would have a material adverse effect upon the financial condition, business or operations of the Borrower or the Bank.

3.10. Financial Condition. All balance sheets, profit and loss statements, and other financial statements of the Borrower and the Bank which have heretofore been delivered to Lender are true and correct and present fairly, accurately and completely the consolidated financial position of the Borrower and the Bank and the results of their respective operations as of the dates and for the periods for which the same are furnished. All such financial statements have been prepared in accordance with GAAP applied on a consistent basis. Neither the Borrower nor any Subsidiary possesses any "loss contingency" (as that term is defined in Financial Accounting Standards Board, Statement of Financial Accounting Standards No. 5 - "SFAS 5") which is required to be accrued, reflected, or reserved against in its balance sheet or disclosed in the footnotes to such balance sheet and which is not so accrued, reflected or reserved against or so disclosed. There has been no material adverse change in the business, properties, operations or condition (financial or otherwise) of the Borrower or the Bank since the date of the financial statements which were most recently furnished by the Borrower to Lender. No event has occurred which could reasonably be expected to interfere substantially with the normal business operations of the Borrower, except as disclosed in writing to Lender heretofore or concurrently herewith.

3.11. Use of Proceeds. The proceeds of the Loan shall be used solely as follows:
(i) $4,500,000 of the Loan proceeds shall be used by the Borrower to make loans or capital contributions to the Bank, and (ii) up to $500,000 of the Loan proceeds may be used solely to make payments of accrued interest on the Note as such amounts become payable as provided in Section 2.1(c).

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3.12. Regulation U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Loan will be used by the Borrower to purchase or carry any margin stock or to reduce or retire any indebtedness incurred for such purpose or to extend credit to others for such purpose.

3.13. Operations of Borrower. All operations of the Borrower and the Bank have been carried on in accordance in all material respects with all applicable laws, statutes, ordinances, rules and regulations. No investigation by any governmental authority, federal, state or local, is pending or threatened against Borrower or the Bank.

SECTION 4.        CONDITIONS OF BORROWING.

                  Prior to making the Loan hereunder, the following conditions precedent shall have been satisfied:

4.1. Loan Documents. The Borrower shall have delivered or caused to be delivered to Lender duly executed copies of this Agreement, the Pledge Agreement, the Note, and all other Loan Documents.

4.2.     Corporate Documents. The Borrower shall have delivered to Lender:

    (a) copies, certified by the Secretary of the Borrower on the Closing Date, of (i) the resolutions of the Board of Directors of the Borrower authorizing and approving the execution, delivery and performance of the Loan Documents and the borrowings provided for hereunder and the creation of the collateral security interests for which the Pledge Agreement provides, and (ii) the Bylaws of the Borrower as in effect on the Closing Date;

 (b) (i) the charter of the Bank as certified by the Department of Banking and Insurance of the State of New Jersey, and (ii) the Articles or Certificate of Incorporation of the Borrower as certified by the Division of Revenue of the Treasury Department of the State of New Jersey; and

 (c) (i) a good standing certificate for the Bank issued by the Department of Banking and Insurance of the State of New Jersey, and (ii) a good standing certificate for the Borrower issued by the Division of Revenue of the Treasury Department of the State of New Jersey.

4.3. Certificate of Incumbency. The President and Secretary of the Borrower shall have duly executed and delivered to Lender a certificate of incumbency in a form satisfactory to the Lender.

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4.4.     Stock Certificates for Shares of Bank. The Borrower shall have delivered to the Lender stock certificates representing all of the outstanding shares of capital stock of the Bank, together with stock powers executed in blank for such stock certificates.

4.5. Legal Opinion. Counsel for the Borrower shall have delivered to Lender an opinion, dated the Closing Date, addressed to Lender, and satisfactory in form and substance to Lender.

4.6. Representations and Warranties. The representations and warranties contained in Section 3 hereof shall be true and correct on and as of the date of the making of the Loan with the same effect as if made on and as of such date, and no Event of Default or Default shall be in existence on the Closing Date or shall occur as a result of the Loan.

4.7. Legal Matters. All legal matters incident to the transactions contemplated by this Agreement shall be satisfactory to Stevens & Lee, P.C., counsel for Lender.

4.8. Commitment Letter. The Borrower shall have otherwise complied with all of the terms and conditions set forth in Lender's commitment letter dated February 11, 2009, and which are capable of satisfaction on or prior to the Closing Date.

SECTION 5.        AFFIRMATIVE COVENANTS.

                  The Borrower covenants and agrees that from and after the Closing Date and so long as the Note remains outstanding and unpaid, in whole or in part, it will observe the following covenants unless Lender shall otherwise consent in writing:

5.1.     Financial Statements. The Borrower will furnish to Lender

    (a) as soon as available, but in any event not later than 120 days after the close of each fiscal year of the Borrower, the annual audit report of the Borrower containing a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and related consolidated statements of income, cash flow, and changes in shareholders' equity of the Borrower and its Subsidiaries for such fiscal year, all in reasonable detail, prepared in accordance with GAAP applied on a consistent basis, and certified without exception or qualification by independent certified public accountants selected by the Borrower and satisfactory to Lender;

    (b) as soon as available, but in any event not later than 45 days after the close of each quarter of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarterly period and related consolidated statement of income for such quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period, prepared in accordance with GAAP applied on a consistent basis (excluding disclosures in footnotes), and certified by the principal financial or accounting officer of the Borrower (subject to normal year-end adjustments);

    (c) as soon as available, but in any event not later than 45 days after the close of each quarter of each fiscal year of the Bank, a copy of the Bank's call report for such quarterly period as required to be filed by the Bank with the FDIC or other such applicable bank regulatory agency, prepared in accordance with the applicable rules and regulations of such bank regulatory agency, and certified by the principal financial or accounting officer of the Bank (subject to normal year-end adjustments);

    (d) concurrently with the delivery of the financial statements referred to in clause (a) and (c) above, a certificate of the officer who certified such statements, setting forth the Bank's (i) total risk-based capital ratio, (ii) Tier 1 risk-based capital ratio, and (iii) Tier 1 leverage ratio, computed in accordance with the regulations and policies of the Federal Reserve; and

    (e) from time to time, such additional financial and other information as Lender may reasonably request.

5.2. Corporate Existence, Properties. The Borrower will maintain, and cause the Bank to maintain, (a) its corporate existence, its qualification to do business and its good standing in each jurisdiction in which qualification is necessary for the proper conduct of its businesses,
         (b) all licenses, permits and other authorizations necessary for the ownership and operation of its properties and businesses, and (c) its properties in good repair and condition and to make all necessary or appropriate repairs, renewals, replacements and substitutions, so that the efficiency of all such property shall at all times be properly preserved and maintained.

5.3. Insurance. The Borrower will maintain, and will cause the Bank to maintain, with respect to all its properties, assets and businesses, insurance with financially sound and reputable insurers against loss or damage of the kinds customarily insured against by banks and bank holding companies, in such types and amounts as are customarily carried under similar circumstances by other banks and bank holding companies and as are required by Lender.

5.4. Books and Records. The Borrower will maintain, and will cause each Subsidiary to maintain, accurate and complete records and books of account with respect to all its operations in accordance with GAAP, and will permit, and will cause each Subsidiary to permit, officers or representatives of Lender to examine and make excerpts from such books and records and to visit and inspect its properties, both real and personal, at all reasonable times.

5.5. Capital. The Borrower will cause the Bank at all times to be "well capitalized" as determined in accordance with the regulations of the Federal Reserve. The Borrower will also cause the Bank to (i) have total risk-based capital of at least 10% at all times, (ii) to have a Tier 1 risk-based capital ratio of at least 6.0% at all times, and
         (iii) to have a Tier 1 leverage ratio of at least 5.0% at all times

5.6. Use of Proceeds. The Borrower will use advances under the Loan as described in Section 3.11.

5.7. Notice of Regulatory Action. The Borrower shall promptly notify the Lender of any action or proposed action taken by any federal or state bank regulatory agency with respect to the Borrower, the Bank or any of its directors or officers, including without limitation any cease and desist order, civil monetary penalty, memorandum of understanding, or consent agreement.

5.8. Commitment Fees. The Borrower will pay to the Lender in consideration of the Lender agreeing to provide the credit facility described in
         Section 2.1 hereof, a non-refundable fee of $10,000 on the Closing Date. The Borrower will also pay to the Lender a non-refundable fee of $25,000 within ten (10) days after the second anniversary of this Agreement if the Borrower has not repaid the Loan in full on or prior to such second anniversary.

SECTION 6.         NEGATIVE COVENANTS.

                  The Borrower covenants and agrees that from and after the Closing Date and so long as the Note remains outstanding and unpaid, in whole or in part, it will observe the following covenants unless Lender shall otherwise consent in writing:

6.1. Liens. The Borrower will not create, assume, or suffer to exist any lien, pledge, charge, security interest or encumbrance of any kind upon any of the capital stock of the Bank, except the lien and security interest created by the Pledge Agreement.

6.2. Disposition of Assets. The Borrower will not permit the Bank to liquidate or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, pledge, or otherwise transfer or dispose of all or substantially all of its assets or business.

6.3. Continuance of Business. The Borrower will not engage in any line of business other than those permitted to be engaged in by a bank holding company. The Borrower will not permit the Bank to engage in any line of business other than those permitted to be engaged in by a bank chartered under the laws of the State of New Jersey.

6.4. Subordinated Debt. Without the prior written consent of the Lender, the Borrower will not, nor will it permit the Bank to, repay any principal on the Subordinated Debentures or redeem or repurchase any Subordinated Debentures. The Borrower may, from time to time, request in writing that the Lender consent to the Borrower repaying or redeeming all or part of the outstanding principal amount of the Subordinated Debentures. The Lender will consider any such written request, but the Lender may withhold its consent in the Lender's absolute and sole discretion.

SECTION 7.         EVENTS OF DEFAULT, REMEDIES.

7.1.     Events of Default. The following shall constitute Events of Default:

    (a) Nonpayment. Failure by the Borrower to pay the principal of or accrued interest on the Note or any other instrument evidencing an obligation of the Borrower to Lender or any other amount payable to Lender, whether under this Agreement or otherwise, within 15 days after such amount becomes due.

    (b) Falsity of Representations and Warranties. Any representation or warranty made by the Borrower in this Agreement or in any other Loan Document or in any certificate, financial or other statement furnished to the Lender at any time under or in connection with this Agreement or any other Loan Document shall prove to be false or misleading in any material respect as of the date when made.

    (c) Failure to Perform Certain Covenants. Failure by the Borrower to observe or perform any other covenants, conditions or provisions contained in this Agreement, provided that such default shall continue for a period of 30 days after the earlier of (i) an officer of the Borrower has knowledge of such default, and (ii) written notice thereof from Lender to the Borrower.

    (d) Default Under Other Obligations. The Borrower or the Bank (i) defaults in any payment of principal of or interest on any obligations for borrowed money (other than the Note or any such obligation payable to Lender) or for the deferred purchase price of property beyond any period of grace provided with respect thereto, or (ii) defaults in the performance of any other agreement, term or condition contained in any such obligation or in any agreement relating thereto, if the effect of such default is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to then cause, such obligation to become due prior to its stated maturity.

    (e) Voluntary Bankruptcy, Etc. The commencement by the Borrower of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of the Borrower generally to pay its debts as such debts become due, or the taking of corporate action by the Borrower in furtherance of any of the foregoing.

    (f) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Borrower in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Borrower or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order undismissed and in effect for a period of 60 consecutive days.

7.2. Acceleration. (a) Upon the occurrence of an Event of Default, then, and in such event, Lender may, by written notice to the Borrower, (i) cease to make any further advances to the Borrower under the Loan, and (ii) declare the Note and all other instruments evidencing obligations of the Borrower to Lender to be due and payable, whereupon the principal amount of all outstanding obligations of the Borrower to Lender, together with accrued interest thereon, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

    (b) Any other provision of this Agreement to the contrary notwithstanding, upon the occurrence of an Event of Default described in paragraphs (e) or (f) of Section 7.1, (i) the Lender shall have no obligation to make any loan or advance to the Borrower under this Agreement, and (ii) the unpaid principal amount of the Note and the interest accrued thereon and all other obligations of the Borrower to Lender shall automatically and immediately become due and payable, in all cases without any action whatsoever on the part of Lender.

7.3. Right of Setoff. Upon the occurrence of an Event of Default, Lender shall have the right, in addition to all other rights and remedies available to it, to set off against the unpaid balance of the Note, any debt owing to the Borrower by Lender and any funds in any deposit account maintained by the Borrower with Lender.

7.4. No Marshalling, Etc. Required. If an Event of Default shall have occurred and be continuing, Lender shall not be required to marshal any present or future security for, or guarantees of, the Note held by it or to resort to any such security or guarantee in any particular order and the Borrower waives, to the fullest extent that it lawfully can,
         (i) any right it might have to require Lender to pursue any particular remedy before proceeding against it, and (ii) any right to the benefit of, or to direct the application of the proceeds of any Collateral until the Note has been paid in full.

SECTION 8.        MISCELLANEOUS.

8.1. No Waiver; Cumulative Remedies. No failure or delay on the part of Lender in exercising any right, power or privilege hereunder or under the Note or any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Lender shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth in writing. The waiver on one event shall not be construed as continuing or as a bar to or a waiver of any right or remedy to a subsequent event. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

8.2. Notices. All notices, requests and demands to or upon the respective parties hereto must be in writing and shall be deemed to have been given or made
(i) three (3) Business Days after deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, (ii) on the next Business Day if sent by a nationally recognized commercial courier promising next Business Day delivery and requiring receipt for delivery (such as Federal Express), or (iii) when hand delivered to the receiving party, addressed as follows or to such other address as may be hereafter designated in writing by the respective parties hereto:

                  If to the Borrower:           Cornerstone Financial Corp.
                                                6000 Midlantic Drive, Suite 120S
                                                Mount Laurel, NJ  08054

                                                Attention:  Keith Winchester
                  If to the Lender:             Atlantic Central Bankers Bank
                                                1400 Market Street
                                                Camp Hill, PA  17011
                                                Attention:  William H. Sayre

8.3. Reimbursement of Lender. The Borrower hereby agrees to reimburse Lender for its reasonable legal counsel fees incurred in connection with the development, preparation, and execution of this Agreement and all Exhibits hereto. Such expenses and counsel fees shall be paid simultaneously with the execution of this Agreement. The Borrower hereby agrees to reimburse Lender for its reasonable out-of-pocket expenses, including counsel fees, incurred in connection with the enforcement of this Agreement and all Exhibits hereto. Such expenses and counsel fees shall be paid within 15 days after notice by Lender.

8.4. Payment of Expenses and Taxes. In addition to payment of the expenses and counsel fees provided for in subsection 8.3, the Borrower agrees to pay, and to save Lender harmless from any delay in paying, stamp and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Agreement and all Exhibits hereto or any modification of any thereof or any waiver or consent under or in respect of any thereof.

8.5. Survival of Representations and Warranties. All representations, warranties, covenants and agreements made in this Agreement and in any certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement, the making of the Loan hereunder and the issuance of the Note, and the provisions of subsections 8.3 and 8.4 hereof shall survive payment of the Note and all other instruments evidencing obligations of the Borrower to Lender.

8.6. Participations. The Borrower agrees that Lender may grant participations to others in the Loan.

8.7. Successors. This Agreement shall be binding upon and inure to the benefit of the Borrower and Lender and their respective successors and assigns, except that the Borrower may not assign or transfer its rights hereunder without the prior written consent of Lender.

8.8. Construction. This Agreement and the rights and obligations of the parties hereunder and thereunder shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania.

8.9. Severability. Any provision contained in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

8.10. Waiver of Trial by Jury. Each party to this Agreement agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party on or with respect to this Agreement or any other document which in any way relates, directly or indirectly, to the Loan or any event, transaction, or occurrence arising out of or in any way connected with the Loan, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. THE BORROWER ACKNOWLEDGES AND AGREES THAT THIS
SECTION 8.10 IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT BETWEEN THE PARTIES AND THAT THE LENDER WOULD NOT EXTEND THE LOANS TO THE BORROWER IF THIS WAIVER OF JURY TRIAL SECTION WERE NOT A PART OF THIS AGREEMENT.

8.11. Indemnity. The Borrower hereby agrees, whether or not any of the transactions contemplated in the Loan Documents shall be consummated, to pay, assume liability for, and indemnify, protect, defend, save and keep harmless the Lender from and against, any and all liabilities, obligations, losses, damages, settlements, claims, actions, suits, penalties, costs and expenses (including, but not limited to, legal and investigative fees and expenses) of whatsoever kind and nature, including, but not limited to claims based upon negligence, strict or absolute liability, liability in tort, latent and other defects (whether or not discoverable), and any claim for patent, trademark or copyright infringement which may from time to time be imposed on, incurred by or asserted against the Lender (whether or not any such claim is also indemnified or insured against by any other person) in any way relating to or resulting from this Agreement, any Loan Document, or any of the transactions contemplated herein or therein. The provisions of this Section 8.11 (i) shall not apply if a court of law having jurisdiction over the Lender finds in a nonappealable order that such liabilities, obligations, losses, damages, costs and expenses arise out of the gross negligence or willful misconduct of the Lender, and (ii) shall survive the payoff, release, foreclosure or other disposition, as applicable, of this Agreement, the Loan, any other obligations evidenced by the Loan Documents, or the Collateral.

8.12. Entire Agreement. This Agreement and the Loan Documents represent the entire agreement between the Lender and the Borrower with respect to the financing transactions to which they relate, and cannot be changed or amended except by an agreement in writing signed by the party against whom enforcement of the change or amendment is sought.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                                Cornerstone Financial Corp.

                                                By
                                                       -------------------------
                                                       Name:
                                                       Title:

                                                Atlantic Central Bankers Bank

                                                By
                                                       -------------------------
                                                       Name:
                                                       Title: